UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2012

Peoples Financial Services Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-23863	23-2391852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

82 Franklin Avenue, Hallstead, PA	18822
(Address of principal executive offices)	(Zip Code)

(570) 879-2175
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Current Report on Form 8-K

Item 8.01 Other Events

On May 25, 2012, Peoples Financial Services Corp. announced its decision to pursue deregistration of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspension of its reporting obligations under Section 15(d) of Exchange Act, as amended by Section 601 of the Jumpstart Our Business Startups Act of 2012.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Peoples Financial Services Corp.
(Registrant)

Dated: May 25, 2012	/s/ Alan W. Dakey
Alan W. Dakey
President/CEO

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 25, 2012.